UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2018
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2018 Annual Meeting of Shareholders held on March 21, 2018, the shareholders of Starbucks Corporation (the “Company”) elected the 12 directors nominated by the Board to serve until the 2019 Annual Meeting of Shareholders and until their successors are elected and qualified; the shareholders approved an advisory resolution to approve executive compensation; the shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; the shareholders did not approve a shareholder proposal regarding proxy access bylaw amendments; the shareholders did not approve a shareholder proposal regarding a report on sustainable packaging; and the shareholders did not approve a shareholder proposal regarding a diversity report. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 26, 2018. The shareholder proposal designated as “Proposal 6” in the proxy statement was withdrawn by the proponent prior to the meeting and, consequently, was not presented at the meeting.
The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Howard Schultz	944,872,049	15,659,667	2,544,434	279,205,521
Rosalind G. Brewer	938,505,531	22,664,921	1,905,698	279,205,521
Mary N. Dillon	954,983,249	6,185,230	1,907,671	279,205,521
Mellody Hobson	943,697,738	17,453,399	1,925,013	279,205,521
Kevin R. Johnson	954,512,431	6,517,302	2,046,417	279,205,521
Jørgen Vig Knudstorp	956,046,009	4,909,057	2,121,083	279,205,522
Satya Nadella	953,932,883	7,235,256	1,908,011	279,205,521
Joshua Cooper Ramo	958,502,801	2,446,841	2,126,507	279,205,522
Clara Shih	957,038,150	4,048,726	1,989,273	279,205,522
Javier G. Teruel	946,975,540	14,041,065	2,059,544	279,205,522
Myron E. Ullman, III	934,122,827	26,861,820	2,091,502	279,205,522
Craig E. Weatherup	935,438,801	25,574,257	2,063,091	279,205,522

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Resolution to Approve Executive Compensation	887,755,838	69,135,184	6,185,127	279,205,522

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending September 30, 2018	1,217,467,923	21,203,408	3,610,340	N/A

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Regarding Proxy Access Bylaw Amendments	312,834,129	643,586,431	6,655,589	279,205,522

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Regarding a Report on Sustainable Packaging	271,708,108	659,848,116	31,519,925	279,205,522

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Regarding a Diversity Report	323,700,102	607,894,353	31,481,695	279,205,521

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: March 26, 2018	By:	/s/ Sophie Hager Hume
Sophie Hager Hume
vice president, assistant general counsel and assistant secretary